Van Kampen Ohio Quality Municipal Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Ohio   10/3/    -     $100.0 $227,50  10,045    4.42%  6.84%   Goldma  Goldma
Housin    06             0     0,000    ,000                      n,       n
   g                                                            Sachs    Sachs
Financ                                                          & Co.,
   e                                                            Merril
Author                                                            l
  ity                                                           Lynch
                                                                & Co.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Fifth
                                                                Third
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                George
                                                                  K.
                                                                Baum &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, SBK-
                                                                Brooks
                                                                Invest
                                                                 ment
                                                                 Corp